At a special meeting of shareholders of the Defensive Equity Fund (“the Fund”) held on January 6, 2023, the Fund’s shareholders approved the Agreement and Plan of Reorganization and Liquidation (the “Plan”) which contemplates the reorganization of the Fund with and into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”) (the “Reorganization”). Accordingly, effective on January 20, 2023 (the “Closing Date”), under the terms of the Plan, the Fund transferred all of its assets to the Acquiring Fund and the Acquiring Fund assumed all of the liabilities of the Fund. Effective on the Closing Date, the Fund was liquidated, and shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received ETF shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Fund held on the Closing Date of the Reorganization. For any fractional shares of the Fund owned by a shareholder, such shareholder received a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

Prior to the Reorganization, Class A Shares and Class C Shares were converted to Institutional Shares on January 13, 2023.

In addition, at a meeting held on December 14, 2022, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a reverse share split for Institutional Shares of the Fund. The reverse share split was effected to increase the net asset value (“NAV”) per share of Institutional Shares in preparation for the Reorganization of the Fund with and into the Acquiring Fund. The conversion ratio was determined to be 4.5 to 1 and was implemented on January 18, 2023.

Other than the above, Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.